----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1999 SEMI-ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
 Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
 San Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 1999 in the amount of $13.50 per share, paid on June 7, 1999 to stockholders of record on May 20, 1999.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

August 9, 1999

Dear Fellow Stockholders:

  During the first half of 1999 the Company's net assets increased from $200,332,879 to $212,965,298 which is an increase of $12,632,419. This increase in net assets is after payment by the Company of $13,500,000 in dividends ($13.50 per share on June 7, 1999). The increase in net assets, before deducting the payment of dividends, was composed of net investment income of $37,036, realized gain on investments of $37,805,056, and a decrease in unrealized appreciation of $11,709,673.

  The per share net asset value increased from $200.33 on December 31, 1998 to $212.97 on June 30, 1999. After adjustment for the dividends, the per share net asset value increased 13.1%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 19.5% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 12.4%. The per share net asset value on Friday, August 6, 1999 was $209.52.

  During the first six months of 1999 the Company had total interest and dividend income of $596,937 as compared to $837,131 for the same period in 1998 for a decrease of $240,194. During the first six months of 1999 operating expenses were $559,901 which is a $73,470 decrease from $633,371 for the first six months of 1998. The resulting net investment income of $37,036 for the first six months of 1999 is a decrease of $166,724 from $203,760 for the first six months of 1998. This resulted in a decrease to $.04 per share versus $.20 per share.

The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the second quarter of 1999:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                         SHARES
                                           -------------------------------------
                                                                       HELD
SECURITY NAME                              ADDITIONS   REDUCTIONS  JUNE 30, 1999
------------------------------------------ ---------   ----------  -------------
Abbott Laboratories                                      25,800             0
Alcoa, Inc................................  15,000                     15,000
America Online, Inc.......................               48,800        31,200
American International Group, Inc.........                7,000        35,000
Amgen, Inc................................               15,000       345,000
Automatic Data Processing, Inc............               22,000             0
Baxter International, Inc. ...............               15,000        85,000
BMC Software, Inc.........................               61,950        39,300
Carnival Corp.............................  39,500                     39,500
Chevron Corp..............................  16,500                     16,500
Circuit City Stores.......................  15,400                     15,400
Coca-Cola Co..............................               10,000        67,500
Conoco, Inc...............................  42,500                     42,500
CVS Corporation...........................               20,000             0
Dell Computer Corp........................               37,000             0
Disney (Walt) Co..........................               45,000             0
eBay, Inc.................................   7,000        7,000             0
Firstar Corp..............................  52,000(1)                  69,000
Fiserv, Inc...............................  11,000(2)    33,000(2)          0
Forest Laboratories, Inc..................  25,900                     25,900
General Dynamics Corp.....................  13,000                     30,000
Global TeleSystems, Inc...................  15,000                     15,000
GTE Corp..................................  12,100                     27,600
Intel Corp................................  30,500(3)    31,000(3)     30,000
International Business Machines...........  29,100(4)    11,000(4)     29,100
Marsh & McLennan Companies, Inc...........  14,300                     14,300
McDonalds Corp............................               18,000       100,000
Medtronic, Inc............................               24,000             0
Nike, Inc. Class B........................  25,000                     25,000
PE Corp.--PE Biosystems Group.............  15,000(5)    15,000(5)          0
Pfizer, Inc...............................               16,000        21,000
Pioneer Hi-Bred International, Inc........               30,000             0
Proctor & Gamble Co.......................               14,000        10,000
Qualcomm, Inc.............................  28,000(6)                  28,000
Smithkline Beecham PLC ADR................               18,000             0
Tricon Global Restaurants, Inc............               39,000             0
Tyco International Ltd. New...............  11,200       11,200       112,000
United Technologies Corp..................  15,000                     15,000
Walgreen Co...............................  60,000                     60,000
Yahoo, Inc................................   4,000        1,400         8,600

-------
(1)  Received 34,000 shares as a stock split and then purchased 18,000 shares.
(2)  Received 11,000 shares as a stock split and then sold 33,000 shares.
(3)  Received 30,500 shares as a stock split and then sold 31,000 shares.
(4) Sold 11,000 shares and then purchased 7,600 shares and then received 7,600 shares as a stock split and then purchased 13,900 shares.
(5) Received 15,000 shares of PE Corp.--PE Biosystems Group and 7,500 shares of PE Corp.--Celera Genomics Group in exchange for 15,000 shares of Perkin-Elmer Corp. as a result of a merger and then sold 15,000 shares of PE Corp.--PE Biosystems Group.
(6)  Purchased 14,000 shares and then received 14,000 shares as a stock split.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  On June 7, 1999, the Company paid a cash dividend of $13.50 per share to stockholders of record on May 20, 1999. The Company currently estimates that the sources of this dividend will be $.07 per share from net investment income for the year ending December 31, 1999, $3.04 per share from net short-term capital gains realized during the year ending December 31, 1999 and $10.39 per share from net long-term capital gains realized during the year ending December 31, 1999. This dividend was the annual distribution for the year 1999 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  YEAR 2000 READINESS DISCLOSURE -- Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions in and other adverse effects on the Company's business and operations. The Company is continuing its review, both internally and as regards the Company's service providers, of the Year 2000 issue as it may affect the Company. The Company is taking steps it believes are reasonably designed to address the Year 2000 issue. There can be no assurance that these steps will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds". This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  On September 30, 1999 the Company will move its offices to 221 First Avenue West, Suite 320, Seattle, Washington 98119-4224. The new telephone number will be (206) 283-0539.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $2,600,706)                  $  2,600,706
  Common stocks (cost $103,937,157)                          210,461,585
                                                            ------------
    Total Investments (cost $106,537,863)                    213,062,291
 Cash                                                              5,000
 Interest and dividends receivable                                97,424
 Other assets                                                      1,804
                                                            ------------
    Total assets                                             213,166,519
                                                            ------------
Liabilities:
 Advisory fee payable (Note 5)                                   161,768
 Other accrued expenses                                           39,453
                                                            ------------
    Total liabilities                                            201,221
                                                            ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $212.97 per share on June 30,
 1999 (Note 3)                                              $212,965,298
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30,     YEAR ENDED
                                                     1999      DECEMBER 31,
                                                 (Unaudited)       1998
Operations:
 Net investment income                           $     37,036  $    163,385
 Realized gain on investments                      37,805,056    16,030,888
 Increase (decrease) in unrealized appreciation   (11,709,673)   40,313,028
                                                 ------------  ------------
 Net increase in net assets resulting from
  operations                                       26,132,419    56,507,301
                                                 ------------  ------------
Dividends to stockholders:
 From net investment income                           (37,036)     (163,385)
 From net realized gain on investments            (13,462,964)  (10,763,990)
                                                 ------------  ------------
    Total dividends to stockholders ($13.50 per
     share--1999; $10.75 per share--1998)         (13,500,000)  (10,927,375)
                                                 ------------  ------------
Cost of shares of Bergstrom Capital Corporation
 stock repurchased (28,400 shares--1998)                  --     (4,141,868)
                                                 ------------  ------------
Total increase in net assets                       12,632,419    41,438,058
Net assets, beginning of period                   200,332,879   158,894,821
                                                 ------------  ------------
Net assets, end of period                        $212,965,298  $200,332,879
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

Investment Income:
 Interest                                                       $     25,058
 Dividends                                                           571,879
                                                                ------------
    Total income                                                     596,937
                                                                ------------
Expenses:
 Advisory fees (Note 5)                                              336,288
 Directors' fees and expenses (Note 6)                                43,352
 Officer's salary and related expenses (Note 5)                       42,444
 Auditing fees                                                        35,600
 Accounting expenses                                                  30,599
 Legal fees                                                           17,712
 Other expenses                                                       14,771
 Transfer agent fees and expenses                                     12,148
 Custodian fees                                                       11,132
 Stockholders' meeting and reports                                     7,796
 State and other taxes                                                 4,559
 Fee for shares listed on American Stock Exchange                      3,500
                                                                ------------
    Total expenses                                                   559,901
                                                                ------------
Net investment income ($.04 per share) (Note 2)                       37,036
                                                                ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-
  term investments):
  Proceeds from sale of securities                 $ 68,478,083
  Cost of securities sold                            30,673,027
                                                   ------------
    Realized gain on investments sold (Notes 2 and
     4)                                                           37,805,056
 Unrealized appreciation of investments:
  Beginning of period                               118,234,101
  End of period                                     106,524,428
                                                   ------------
    Decrease in unrealized appreciation                          (11,709,673)
                                                                ------------
Net gain on investments ($26.10 per share) (Note
 2)                                                               26,095,383
                                                                ------------
Net increase in net assets resulting from
 operations                                                     $ 26,132,419
                                                                ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                          SIX MONTHS
                          ENDED JUNE         YEARS ENDED DECEMBER 31
                           30, 1999   ------------------------------------------
                          (Unaudited)  1998     1997     1996     1995     1994
                          ----------- -------  -------  -------  -------  ------
Net asset value at be-
 ginning of period......    $200.33   $154.51  $136.15  $128.35  $ 94.56  $95.06
Net investment in-
 come(1)................        .04       .16      .64      .57      .99    1.22
Net realized and
 unrealized gain on
 investments............      26.10     55.99    24.79    13.51    37.16    2.23
Dividends from:
  Net investment in-
   come(2)..............       (.04)    (.16)     (.63)    (.58)   (1.01)  (1.22)
  Net realized gain on
   investments..........     (13.46)  (10.59)    (7.87)   (6.33)   (3.99)  (2.78)
                            -------   -------  -------  -------  -------  ------
    Total dividends.....     (13.50)   (10.75)   (8.50)   (6.91)   (5.00)  (4.00)
                            -------   -------  -------  -------  -------  ------
Increase due to
 repurchase of Bergstrom
 stock at less than net
 asset value............        --       0.42     1.43      .63      .64     .05
                            -------   -------  -------  -------  -------  ------
Net asset value at end
 of period..............    $212.97   $200.33  $154.51  $136.15  $128.35  $94.56
                            =======   =======  =======  =======  =======  ======
Market value per share
 at end of period.......    $187.25   $171.00  $142.50  $119.00  $109.50  $84.88
                            =======   =======  =======  =======  =======  ======
Total investment re-
 turns:
  Based on market value
   per share(3).........       13.4%*    32.1%    37.0%    15.6%    38.1%   (3.4)%
  Based on net asset
   value per share(4)...       13.1%*    38.5%    26.5%    14.0%    43.5%    5.6%
Net assets at end of pe-
 riod (in millions).....    $   213   $   200  $   159  $   151  $   149  $  115
Ratio of expenses to av-
 erage net assets.......        .27%*     .74%     .75%     .76%     .82%    .84%
Ratio of net investment
 income to average net
 assets.................        .02%*     .09%     .43%     .43%     .88%   1.29%
Portfolio turnover rate.      24.69%*   44.31%   34.07%   31.80%   29.69%  25.58%
Number of shares
 outstanding at end of
 period
 (in thousands).........      1,000     1,000    1,028    1,112    1,164   1,213

-------
(1)  Based on weighted average number of shares outstanding.
(2)  Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
 *   Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

  Shares                                            Cost        Value
           Short-Term Investments (1.2%):
 2,600,706 SSgA Money Market Fund               $  2,600,706 $  2,600,706
 ---------                                      ------------ ------------
 2,600,706 Total--Short-Term Investments           2,600,706    2,600,706
 =========                                      ------------ ------------
           Common Stocks (98.8%):
           Aerospace (1.5%):
    30,000 General Dynamics Corp.                  1,860,461    2,055,000
    15,000 United Technologies Corp.                 931,836    1,075,312
                                                ------------ ------------
                                                   2,792,297    3,130,312
                                                ------------ ------------
           Banks (3.0%):
    52,000 Bank New York, Inc.                     1,065,418    1,907,750
    52,500 Citigroup, Inc.                         1,433,940    2,493,750
    69,000 Firstar Corp.                           1,584,346    1,932,000
                                                ------------ ------------
                                                   4,083,704    6,333,500
                                                ------------ ------------
           Beverages (2.8%):
    60,000 Coca Cola Enterprises, Inc.               810,797    1,785,000
    67,500 Coca-Cola Co.                              90,276    4,218,750
                                                ------------ ------------
                                                     901,073    6,003,750
                                                ------------ ------------
           Biotechnology (9.9%):
   345,000 Amgen, Inc. (A)                           901,226   21,001,875
                                                ------------ ------------
           Broadcasting (1.8%):
    54,859 Clear Channel Communications, Inc.      2,852,944    3,781,842
                                                ------------ ------------
           Communication Systems (7.4%):
    18,000 Bell Atlantic Corp.                     1,029,039    1,176,750
    15,000 Global TeleSystems Group, Inc.            915,940    1,215,000
    27,600 GTE Corp.                               1,699,833    2,090,700
    91,000 MCI WorldCom, Inc.                      2,114,237    7,831,688
    41,000 Nextel Communications, Inc.               687,750    2,057,687
    23,000 SBC Communications, Inc.                1,075,954    1,334,000
                                                ------------ ------------
                                                   7,522,753   15,705,825
                                                ------------ ------------
           Computers and Information (2.4%):
    14,000 Hewlett-Packard Co.                     1,031,911    1,407,000
    29,100 International Business Machines         3,159,922    3,761,175
                                                ------------ ------------
                                                   4,191,833    5,168,175
                                                ------------ ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

         Common Stocks (Unaudited)--Continued
 Shares                                                 Cost        Value
         Diversified Technology (2.0%):
  45,000 Nokia Corp. Sponsored ADR                  $    403,923 $  4,120,313
                                                    ------------ ------------
         Drugs and Health Supplies (2.0%):
  20,000 Johnson & Johnson                             1,336,220    1,960,000
  21,000 Pfizer, Inc.                                    823,740    2,304,750
                                                    ------------ ------------
                                                       2,159,960    4,264,750
                                                    ------------ ------------
         Electrical Components (2.0%):
  38,000 General Electric Co.                          2,112,832    4,294,000
                                                    ------------ ------------
         Electronics/New Technology (11.4%):
  81,000 Cisco Systems, Inc.                           1,322,839    5,224,500
  80,000 EMC Corp. Mass                                3,040,122    4,400,000
  30,000 Intel Corp.                                   1,359,819    1,785,000
  82,550 Lucent Technologies, Inc.                     2,298,798    5,566,966
  20,000 Motorola, Inc.                                1,464,544    1,895,000
  28,000 Qualcomm, Inc.                                2,182,438    4,018,000
  10,000 Texas Instruments, Inc.                       1,047,200    1,450,000
                                                    ------------ ------------
                                                      12,715,760   24,339,466
                                                    ------------ ------------
         Financial Services, Diversified (0.8%):
  15,000 Federal Home Loan Mortgage Corp.                799,225      870,000
  13,000 Federal National Mortgage Association           316,587      888,875
                                                    ------------ ------------
                                                       1,115,812    1,758,875
                                                    ------------ ------------
         Health Care Services (0.7%):
  22,500 Cardinal Health, Inc.                         1,182,982    1,442,812
                                                    ------------ ------------
         Household Products (Non-Durable) (1.5%):
  54,000 Gillette Co.                                  3,029,284    2,214,000
  10,000 Proctor & Gamble Co.                            238,425      892,500
                                                    ------------ ------------
                                                       3,267,709    3,106,500
                                                    ------------ ------------
         Industrial Machinery (5.0%):
 112,000 Tyco International Ltd. New                   2,985,545   10,612,000
                                                    ------------ ------------
         Insurance (2.4%):
  35,000 American International Group, Inc.              753,200    4,097,188
  14,300 Marsh & McLennan Companies, Inc.              1,016,776    1,079,650
                                                    ------------ ------------
                                                       1,769,976    5,176,838
                                                    ------------ ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

         Common Stocks (Unaudited)--Continued
 Shares                                                  Cost        Value
         Lodging (0.7%):
  40,000 Marriott International, Inc. Class A        $    497,055 $  1,495,000
                                                     ------------ ------------
         Medical Supplies (5.2%):
  70,000 Alza Corp.                                     3,003,273    3,561,250
  37,000 American Home Products Corp.                   1,755,990    2,127,500
  85,000 Baxter International, Inc.                       668,156    5,153,125
   7,500 PE Corp.--Celera Genomics Group                   98,867      121,406
                                                     ------------ ------------
                                                        5,526,286   10,963,281
                                                     ------------ ------------
         Metal Mining (0.4%):
  15,000 Alcoa, Inc.                                      868,366      928,125
                                                     ------------ ------------
         Petroleum Services (2.0%):
  16,500 Chevron Corp.                                  1,515,609    1,570,594
  42,500 Conoco, Inc.                                   1,145,573    1,184,688
  25,000 Schlumberger Ltd.                              1,484,671    1,592,187
                                                     ------------ ------------
                                                        4,145,853    4,347,469
                                                     ------------ ------------
         Pharmaceuticals (6.4%):
  32,000 Bristol-Myers Squibb Co.                         215,411    2,254,000
  54,000 Lilly Eli & Co.                                1,545,624    3,867,750
  25,900 Forest Laboratories, Inc.                      1,220,840    1,197,875
  56,000 Schering-Plough Corp.                            487,839    2,968,000
   8,000 Sepracor, Inc.                                   497,400      650,000
  40,000 Warner Lambert Co.                               665,208    2,775,000
                                                     ------------ ------------
                                                        4,632,322   13,712,625
                                                     ------------ ------------
         Publishing (0.8%):
  23,000 Time Warner, Inc.                              1,554,189    1,690,500
                                                     ------------ ------------
         Recreational Activities (0.9%):
  39,500 Carnival Corp.                                 2,002,201    1,915,750
                                                     ------------ ------------
         Regulated Investment Companies (5.7%):
 815,000 Dresdner RCM Growth Equity Fund, Inc. (B)      4,311,350    5,574,600
 165,254 Dresdner RCM International Growth Equity
          Fund (B)                                      2,155,956    2,594,490
 450,000 Dresdner RCM Small Cap Fund (B)                4,085,154    4,032,000
                                                     ------------ ------------
                                                       10,552,460   12,201,090
                                                     ------------ ------------
         Restaurants (1.9%):
 100,000 McDonalds Corp.                                1,962,886    4,131,250
                                                     ------------ ------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

         Common Stocks (Unaudited)--
         Continued
 Shares                                        Cost        Value
         Retail Trade (9.8%):
  67,500 Bed Bath & Beyond, Inc.           $  1,048,624 $  2,598,750
  15,400 Circuit City Stores                  1,170,649    1,432,200
  29,000 Colgate Palmolive Co.                2,255,864    2,863,750
  34,000 Costco Companies, Inc.               2,115,016    2,722,125
  23,000 Dayton Hudson Corp.                  1,177,430    1,495,000
  30,000 Home Depot, Inc.                       943,546    1,933,125
  20,000 Kohls Corp.                            949,282    1,543,750
  25,000 Nike, Inc. Class B                   1,507,174    1,582,812
  22,000 Safeway, Inc.                          657,405    1,089,000
  60,000 Walgreen Co.                         1,542,744    1,762,500
  40,000 Wal-Mart Stores, Inc.                1,183,376    1,930,000
                                           ------------ ------------
                                             14,551,110   20,953,012
                                           ------------ ------------
         Software and Processing (7.2%):
  31,200 America Online, Inc.                   173,714    3,447,600
  39,300 BMC Software, Inc. (A)                   9,201    2,122,200
  92,000 Microsoft Corp. (A)                  2,935,537    8,297,250
   8,600 Yahoo, Inc.                          1,577,535    1,481,350
                                           ------------ ------------
                                              4,695,987   15,348,400
                                           ------------ ------------
         Utilities (1.2%):
  31,000 Enron Corp.                          1,988,113    2,534,250
                                           ------------ ------------
         Totals--Common Stocks              103,937,157  210,461,585
                                           ------------ ------------
         Totals--Investments               $106,537,863 $213,062,291
                                           ============ ============

(A)  Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.




See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. The Board of Directors determined that the portion of the net long-term capital gains realized during the year 1998 which was not distributed as part of the annual dividend paid on June 8, 1998 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at June 30, 1999 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $107,598,467, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $1,074,039, the net unrealized appreciation is $106,524,428 and the aggregate cost of securities for federal income tax purposes is $106,537,863.

NOTE 3--CAPITAL STOCK
  At June 30, 1999 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $106,172,680 (including $102,334,723 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $106,524,428.

NOTE 4--SECURITIES
  During the six months ended June 30, 1999, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $51,638,348 and $68,478,083, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an advisory fee determined by multiplying the market value of the

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)--Continued

Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next
$20,000,000, .30% on the next $40,000,000, and .25% on sums exceeding
$100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $42,444 have been paid by the Corporation during the six months ended June 30, 1999 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS' FEES
  Directors fees and expenses in the amount of $43,352 have been paid in 1999 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
                               President
                               Closed-End Fund Advisors, Inc.
WILLIAM L. McQUEEN
President and Treasurer
                               WILLIAM H. SPERBER
                               Chairman, President and Chief Executive Officer
NORMAN R. NIELSEN              The Trust Company of Washington
Manager and Senior Member      Director and President
 of Research Staff             Manzanita Capital, Inc.
SRI Consulting

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

__________________________________________________________________________

BERGSTROM CAPITAL CORPORATION

                               Effective September 30, 1999:
                               -----------------------------
505 Madison Street, Suite 220  221 First Avenue West, Suite 320
Seattle, Washington 98104      Seattle, Washington 98119-4224
(206) 623-7302                 (206) 283-0539

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